                                                                   EXHIBIT 99.2

              CERTIFICATION OF O.S.ANDRAS, CHIEF EXECUTIVE OFFICER
             OF ENTERPRISE PRODUCTS GP, LLC THE GENERAL PARTNER OF ENTERPRISE PRODUCTS OPERATING L.P. AND ENTERPRISE PRODUCTS PARTNERS L.P.


         In connection with this combined annual report of Enterprise Products Partners L.P. and Enterprise Products Operating L.P. (collectively, the "Registrants") on Form 10-K for the year ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, O.S. Andras, Chief Executive Officer of Enterprise Products GP, LLC, the General Partner of the Registrants, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:


          (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and


          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrants.



       /s/ O.S. Andras
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Name:    O.S. Andras
Title:   Chief Executive Officer of Enterprise Products GP, LLC
         on behalf of Enterprise Products Operating L.P. and
         Enterprise Products Partners L.P.

Date:    March 31, 2003



A signed original of this written statement required by Section 906 has been provided to the Registrants and will be retained by the Registrants and furnished to Securities and Exchange Commission or its staff upon request.

           CERTIFICATION OF MICHAEL A. CREEL, CHIEF FINANCIAL OFFICER
             OF ENTERPRISE PRODUCTS GP, LLC THE GENERAL PARTNER OF ENTERPRISE PRODUCTS OPERATING L.P. AND ENTERPRISE PRODUCTS PARTNERS L.P.




         In connection with the combined annual report of Enterprise Products Partners L.P. and Enterprise Products Operating L.P. (collectively, the "Registrants") on Form 10-K for the year ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael A. Creel, Chief Financial Officer of Enterprise Products GP, LLC, the General Partner of the Registrants, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:


          (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and


          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrants.




       /s/ Michael A. Creel
------------------------------------------------------------------
Name:    Michael A. Creel
Title:   Chief Financial Officer of Enterprise Products GP, LLC
         on behalf of Enterprise Products Operating L.P. and
         Enterprise Products Partners L.P.


Date:    March 31, 2003



A signed original of this written statement required by Section 906 has been provided to the Registrants and will be retained by the Registrants and furnished to Securities and Exchange Commission or its staff upon request.